                               POWER OF ATTORNEY

     KNOW  ALL  MEN BY  THESE  PRESENTS,  that  each of the  undersigned  hereby constitutes and appoints each and any of Thomas V. Eagan and Thomas R. McGuigan, its true and lawful  attorney-in-fact and agent, with full power of substitution and  re-substitution,  for it and in its name,  place and stead,  in any and all capacities (until revoked in writing) to:

     1. Sign any and all instruments,  certificates and documents appropriate or required to be executed on behalf of the undersigned pursuant to Sections 13 and
16 of the Securities  Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated  thereunder,  and to file the same, with all exhibits  thereto,  and any other  documents in connection  therewith,  with the
Securities and Exchange  Commission (the "SEC"),  and with any other entity when and if  such  is  mandated  by the  Exchange  Act or by the  Financial  Industry
Regulatory Authority, Inc.;

     2. Prepare, execute, acknowledge, deliver and file a Form ID (including any amendments or  authentications  thereto) with respect to obtaining  EDGAR codes, with the SEC;

     3. Seek or obtain,  as the  representative of the undersigned and on behalf of the  undersigned,  information  on  transactions  in  Carnival  Corp.'s  (the
"Company") securities from any third party, including brokers,  employee benefit plan administrators and trustees,  and each of the undersigned hereby authorizes any such person to release any such  information to such  attorneys-in-fact  and each of the  undersigned  approves and ratifies any such release of information;
and

     4.  Perform  any  and  all  other  acts  which  in the  discretion  of such
attorneys-in-fact   are  necessary  or  desirable  for  and  on  behalf  of  the undersigned in connection with the foregoing.

     Each of the undersigned acknowledges that:

     1.  This  Power  of  Attorney  authorizes,   but  does  not  require,  such
attorneys-in-fact  to act in their  discretion on  information  provided to such attorneys-in-fact without independent verification of such information;

     2. Any documents  prepared  and/or  executed by such  attorneys-in-fact  on behalf of the  undersigned  pursuant to this Power of  Attorney  will be in such form and will contain such information and disclosure as such  attorney-in-fact, in his or her discretion, deems necessary or desirable;

     3. Neither the Company nor such attorneys-in-fact assumes (a) any liability for  responsibility  to comply with the requirements of the Exchange Act for the undersigned,  (b) any liability for any failure to comply with such requirements for the undersigned,  or (c) any obligation or liability for profit disgorgement under Section 16(b) of the Exchange Act for the undersigned; and

     4.  This  Power  of  Attorney  does  not  relieve  the   undersigned   from
responsibility  for  compliance  with the  undersigned's  obligations  under the
Exchange Act,  including  without  limitation the reporting  requirements  under
Sections 13 and 16 of the Exchange Act.

     Each  of  the   undersigned   hereby   gives  and  grants   the   foregoing
attorneys-in-fact  full power and  authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the  foregoing  matters as fully to all intents and purposes as the  undersigned might or could do if present,  with full power of  substitution  and revocation, hereby  ratifying  all that such  attorney-in-fact,  or such  attorney-in-fact's substitute  or  substitutes,  of,  for and on behalf of the  undersigned,  shall lawfully do or cause to be done by virtue of this Power of Attorney.

     This Power of Attorney  shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to such attorneys-in-fact.

     IN  WITNESS  WHEREOF,  each of the  undersigned  has  caused  this Power of
Attorney to be executed as of this 17th day of August 2011.

                                        JAFASA CONTINUED IRREVOCABLE TRUST
                                        By: SunTrust Delaware Trust Company,
                                        trustee

                                        By: /s/ A. Thomas Greene
                                           -------------------------------------
                                        Name: A. Thomas Greene
                                             -----------------------------------
                                        Title: V.P.
                                              ----------------------------------

                                        SUNTRUST DELAWARE TRUST COMPANY, as
                                        Trustee of Jafasa Continued Irrevocable
                                        Trust

                                        By: /s/ Maria Ginorio
                                           -------------------------------------
                                        Name: Maria Ginorio
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------